                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  June 16, 1997



                          PREMIERE TECHNOLOGIES, INC.
                           (Exact name of registrant
                         as specified in its charter)


          Georgia                33-80547               59-3074176
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          (State or other        (Commission            (I.R.S. Employer
          jurisdiction of        File Number)           Identification No.)
          incorporation)


          3399 Peachtree Road, N.E.
          The Lenox Building
          Suite 400, Atlanta, Georgia                   30326
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          (Address of principal executive officers)     (Zip Code)



      Registrant's telephone number, including area code:  (404) 262-8400

                                      N/A
         ----------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     On June 16, 1997, Premiere Technologies, Inc. issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended, announcing its intention, subject to market and other conditions, to raise $125 million (excluding the proceeds of the over-allotment option, if any) through a private offering of convertible subordinated notes within the United States to qualified institutional investors and outside the United States to non-U.S. investors. This press release is filed as Exhibit 99.1 to this report and incorporated herein by reference thereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (C)       EXHIBITS.

   Exhibit
     No.       Description
   -------     -----------

    99.1       Press Release dated June 16, 1997.

                                      -1-
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          PREMIERE TECHNOLOGIES, INC.



                         By:  /s/ Patrick G. Jones
                              --------------------
                              Patrick G.  Jones
                              Senior Vice President of Finance and Legal

Dated: June 16, 1997

                                      -2-
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                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

   99.1        Press Release dated June 16, 1997.